EXHIBIT 99.1

CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of MSX International, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas T. Stallkamp Thomas T. Stallkamp Chief Executive Officer August 14, 2002

/s/ Frederick K. Minturn Frederick K. Minturn Chief Financial Officer August 14, 2002